Exhibit 10.20

FIRST AMENDMENT TO CREDIT AGREEMENT
AND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This First Amendment to Credit Agreement and Omnibus Amendment to Loan Documents (this "Amendment") is made as of this 9th day of May, 2018, by and among MVP REIT II Operating Partnership, LP, a Delaware limited partnership (the "Borrower"), The Parking REIT, Inc. ("Guarantor"), the undersigned subsidiaries of Borrower and subsidiary guarantors, the financial institutions party to the Credit Agreement (as hereinafter defined) (collectively, together with their successors and assigns, the "Lenders"), and KeyBank, National Association, as administrative agent for itself and the other Lenders (together with its successors, "Administrative Agent" or "Agent").
W I T N E S S E T H:

WHEREAS, Borrower, certain of its subsidiaries, the Lenders, the Administrative Agent and the other parties thereto from time to time, have entered into that certain loan arrangement (the "Loan Arrangement") evidenced by, inter alia, (i) that certain Credit Agreement dated December 29, 2017 wherein Administrative Agent and the Lenders agreed to provide a credit facility to Borrower in the aggregate principal amount of up to $350,000,000.00 (the "Credit Agreement"), (ii) that certain Revolving Note dated December 29, 2017 (the "Revolving Note") and (iii) that certain Swingline Note dated December 29, 2017 (together with the Revolving Note, hereinafter, as amended or modified from time to time, collectively, the "Notes"); and
WHEREAS, the obligations of the Borrower under the Loan Arrangement are secured by a certain Equity Interests Pledge and Security Agreement from Borrower and certain of its subsidiaries dated December 29, 2017 (hereinafter, as amended or modified from time to time, the "Pledge"); and
WHEREAS, as a condition to the Lenders entering into the Loan Arrangement, the Parent Guarantor and the Subsidiary Guarantors entered into that certain Guaranty dated December 29, 2017 in favor of the Administrative Agent for the benefit of the Lenders (as amended or modified from time to time, including, without limitation, the "Guaranty");
WHEREAS, the Borrower, the Parent Guarantor and the Subsidiary Guarantors agreed to indemnify the Administrative Agent and the Lenders in accordance with the terms and provisions of that certain Environmental Compliance and Indemnity Agreement dated as of December 29, 2017 (hereinafter, as amended or modified from time to time, the "Environmental Agreement") (hereinafter, the Credit Agreement, the Notes, the Pledge, the Guaranty and the Environmental Agreement, together with any and all other documents, instruments and agreements executed in conjunction with the establishment of the Loan Arrangement and evidencing and/or securing the Loan Arrangement, as amended or modified from time to time, the "Loan Documents"); and

WHEREAS, MVP Milwaukee Wells LLC, a Delaware limited liability company ("Milwaukee Wells"), a Subsidiary Guarantor, has entered into certain agreements whereby: (i) Milwaukee Wells will sell a portion of the Milwaukee Wells Asset to a third party and (ii) additional square footage will be purchased by Milwaukee Wells and added to the Milwaukee Wells Asset.
WHEREAS, in connection with the foregoing, the Credit Parties and the other subsidiaries of Borrower party hereto, Agent and the Lenders have agreed to amend the Credit Agreement and the Loan Documents as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1. Recitals; Defined Terms; References.  The foregoing recitals are hereby incorporated into and made a part of this Amendment.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Amendment" and each other similar reference contained in the Credit Agreement and other Loan Documents shall, after this Amendment becomes effective, refer to the Credit Agreement and the Loan Documents as amended hereby.
2. Amendments.  The Loan Documents are hereby amended as follows:
(a)
All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(b)
All references in the Loan Documents to the "Loan Documents" or to any of the Loan Documents, individually, shall mean and refer to the Loan Documents (or the applicable Loan Document), as amended and modified by this Amendment, as the same may be further amended, restated, supplemented, extended, modified or otherwise in effect from time to time.

(c)	The definition of "Borrowing Base Availability" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following definition:
"Borrowing Base Availability" means, as adjusted from time to time pursuant to the terms hereof, the following: the lesser of (a) a maximum aggregate BB Total Credit Exposure such that the Pool Leverage Ratio would not exceed fifty five percent (55%) and (b) a maximum aggregate BB Total Credit Exposure which would provide a Pool Debt Yield of no less than ten and one-half percent (10.5%).
(d)	The definition of "Milwaukee Wells Asset" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:
"Milwaukee Wells Asset" the Real Property owned by MVP Milwaukee Wells LLC, a Delaware limited liability company located at 735 – 749 N. 2nd Street, 738, 744 and 746 – 752 N. Old World 3rd Street and 215 W. Wells Street, Milwaukee, Wisconsin as more particularly described in Exhibit A to that certain Amended and Restated Pool Property Certification from MVP Milwaukee Wells LLC, a Delaware limited liability company to KeyBank National Association dated May 9, 2018.

(e)	Section 9.01(a) of the Credit Agreement is hereby deleted in the entirety and the following substituted therefor:
(a) if to the Borrower, to
2965 S. Jones Blvd, Suite C-1
Las Vegas, NV 89146
Attention:  Daniel B. Stubbs
Telephone No.: (702) 938-2282
Fax No.: (702) 938-2281
E-mail: danny@mvpreits.com
With copies to:
Craig D. Burr, Esq.
2965 S. Jones Blvd, Suite C-160
Las Vegas, NV 89146
Attention:  Craig D. Burr
Telephone No.: (702) 566-8424
Fax No.: (702) 657- 8649
E-mail: craig@craigburr.com
Ira Levine, Esq.
2965 S. Jones Blvd, Suite C-140
Las Vegas, NV 89146
Attention:  Ira Levine
Telephone No.: (702) 673-1608
Fax No.: (702) 735-2198
E-mail: ilevine@lgelaw.comTelephone No.: 617-880-3433
Fax No.: 617-692-3433

(f)	The following parenthetical in Exhibit G of the Credit Agreement is hereby deleted in its entirety: "(note: See definition for separate calculation for Milwaukee Wells Asset)."
(g)	Schedule 3.15, Schedule 5.13, and Schedule SG of the Credit Agreement are hereby deleted in the entirety and replaced with Schedule 3.15, Schedule 5.13, and Schedule SG attached hereto.
(h)	Section 26 of the Guaranty is hereby amended by deleting the address for the Guarantor and substituting the following in lieu thereof:
2965 S. Jones Blvd, Suite C-1
Las Vegas, NV 89146
Attention:  Daniel B. Stubbs
Telephone No.: (702) 938-2282
Fax No.: (702) 938-2281
E-mail: danny@mvpreits.com
With copies to:
Craig D. Burr, Esq.
2965 S. Jones Blvd, Suite C-160
Las Vegas, NV 89146
Attention:  Craig D. Burr
Telephone No.: (702) 566-8424
Fax No.: (702) 657- 8649
E-mail: craig@craigburr.com
Ira Levine, Esq.
2965 S. Jones Blvd, Suite C-140
Las Vegas, NV 89146
Attention:  Ira Levine
Telephone No.: (702) 673-1608
Fax No.: (702) 735-2198
E-mail: ilevine@lgelaw.comTelephone No.: 617-880-3433
Fax No.: 617-692-3433

(i)	All references in the Loan Documents to "8880 W. Sunset Road, Suite 300, Las Vegas, NV 89148" shall be replaced with "2965 S. Jones Blvd, Suite C-1, Las Vegas, NV 89146."
3. Representations and Warranties.  The Credit Parties and the other subsidiaries of Borrower party hereto hereby represent, warrant and covenant with Administrative Agent and the Lenders that, as of the date hereof:
(i)	All representations and warranties made in the Credit Agreement and other Loan Documents remain and continue to be true and correct in all material respects.
(ii)	There exists no Default or Event of Default under any of the Loan Documents.
(iii)	Such parties have taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(iv)
This Amendment has been duly authorized, executed and delivered by each such party so as to constitute the legal, valid and binding obligations of each party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

(v)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance of this Amendment by any of the parties.

4. General Terms.  This Amendment, which may be executed in multiple counterparts, together with that certain letter agreement between Borrower and Administrative Agent of even date herewith, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Credit Parties and the other subsidiaries of Borrower party hereto hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan documents, to which each is a party, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except as expressly provided in this Amendment.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement as amended by this Amendment.
5. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.
6. Fees and Expenses.  Upon the execution hereof, the Borrower shall pay to the Administrative Agent all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Administrative Agent in connection with this Amendment.
7. Illegality.  Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
8. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
9. Reliance.  The Credit Parties and the other subsidiaries of Borrower party hereto warrants and represents that, each has consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their respective counsel in entering into this Amendment and any other documents entered into in connection herewith.
10. Release.  The Credit Parties and the other subsidiaries of Borrower party hereto acknowledges and agrees that each has no claims, counterclaims, offsets, defenses or causes of action against the Administrative Agent or any Lender with respect to amounts outstanding and owing to Administrative Agent and/or any of the Lenders under the Loan Arrangement.  To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown at law or in equity, the Borrower WAIVES same and RELEASES the Administrative Agent and the Lenders from any and all liability in connection therewith.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWER:
MVP REIT II OPERATING PARTNERSHIP, LP,
 a Delaware limited partnership

By: The Parking REIT, Inc., a Maryland corporation, its General Partner

By: /s/ Michael Shustek
Name: Michael Shustek
Title: Chief Executive Officer

REIT GUARANTOR:
THE PARKING REIT, INC., a Maryland corporation By: : /s/ Michael Shustek Name: Michael Shustek Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:
MVP REAL ESTATE HOLDINGS, LLC, a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: : /s/ Michael Shustek
Name: Michael Shustek
Title: Manager

MVP MERGER SUB, LLC, a Delaware limited liability company

By: MVP REIT II Operating Partnership LP,
            a Delaware limited partnership, its sole member and manager

           By:  The Parking REIT, Inc., a Maryland
                   corporation, its General Partner

        By: /s/ Michael Shustek
        Name: Michael Shustek
        Title: Chief Executive Officer

MVP MILWAUKEE WELLS LLC, a Nevada limited liability company By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager By: /s/ Michael Shustek Name: Michael Shustek Title: Manager
MVP RAIDER PARK GARAGE, LLC,
 a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
Name: Michael Shustek
Title: Manager

MVP ACQUISITIONS, LLC, a Delaware limited liability company By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager By: /s/ Michael Shustek Name: Michael Shustek Title: Manager
MVP NEW ORLEANS RAMPART, LLC,
a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: /s/ Michael Shustek
      Name:  Michael Shustek
              Title:  Manager

Others entities added in sig pages circ'd 5/4

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By: /s/ Christopher T. Neil
Name: Christopher T. Neil
Title: Vice President

SCHEDULE 3.15
 LIST OF ALL SUBSIDIARIES

Parent Entity	Subsidiary	State of Formation	Ownership %
The Parking REIT, Inc.	MVP REIT II Operating Partnership, LP	DE	100%
MVP REIT II Operating Partnership, LP	MVP Merger Sub, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP San Jose 88 Garage, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MCI 1372 Street, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Cincinnati Race Street Garage, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP St. Louis Washington, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP St. Paul Holiday Garage, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Louisville Station Broadway, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Houston Jefferson Lot, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Houston San Jacinto Lot, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Preferred Parking, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Raider Park Garage, LLC	DE	100%
MVP REIT II Operating Partnership, LP	Minneapolis Venture LLC	DE	12.91%
MVP REIT II Operating Partnership, LP	MVP Denver 1935 Sherman, LLC	NV	24.49%
MVP REIT II Operating Partnership, LP	MVP Bridgeport Fairfield Garage, LLC	DE	10%
MVP REIT II Operating Partnership, LP	Minneapolis City Parking, LLC	DE	12.91%
MVP REIT II Operating Partnership, LP	West 9th Street Properties II, LLC	OH	51%
MVP REIT II Operating Partnership, LP	MVP Acquisitions, LLC	DE	80%
MVP REIT II Operating Partnership, LP	Cleveland Lincoln Garage, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP Houston Preston Lot, LLC	DE	60%
MVP REIT II Operating Partnership, LP	MVP Detroit Center Garage, LLC	DE	80%
MVP REIT II Operating Partnership, LP	MVP St. Louis Broadway, LLC,	DE	100%
MVP REIT II Operating Partnership, LP	MVP St. Louis Cerre, LLC	DE	100%
MVP REIT II Operating Partnership, LP	MVP New Orleans Rampart, LLC	DE	100%
MVP Merger Sub, LLC	MVP Real Estate Holdings, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP PF Fort Lauderdale 2013, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP PF Memphis Court 2013, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP PF Memphis Poplar 2013, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP PF St. Louis 2013, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP PF Kansas City 2013, LLC	NV	100%
MVP Real Estate Holdings, LLC	Mabley Place Garage, LLC	DE	100%
MVP Real Estate Holdings, LLC	Mabley Place Garage II, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP Denver Sherman, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Fort Worth Taylor, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Milwaukee Old World, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP St. Louis Lucas, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP St. Louis Convention Plaza, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP KC Cherry Lot, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP Houston Saks Garage, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Milwaukee Wells LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Wildwood NJ Lot, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Indianapolis City Park Garage, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP Indianapolis Washington Street Lot, LLC	DE	100%
MVP Real Estate Holdings, LLC	MVP Indianapolis Meridian Lot LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Milwaukee Clybourn, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Clarksburg Lot, LLC	NV	100%
MVP Real Estate Holdings, LLC	MVP Milwaukee Arena Lot, LLC	DE	100%
MVP Real Estate Holdings, LLC	Minneapolis Venture LLC	DE	87.09%
MVP Real Estate Holdings, LLC	MVP Denver 1935 Sherman, LLC	NV	75.51%
MVP Real Estate Holdings, LLC	MVP Bridgeport Fairfield Garage, LLC	DE	90%
MVP Real Estate Holdings, LLC	Minneapolis City Parking, LLC	DE	87.09%
MVP Real Estate Holdings, LLC	West 9th Street Properties II, LLC	OH	49%
MVP Real Estate Holdings, LLC	MVP Acquisitions, LLC	DE	20%
MVP Real Estate Holdings, LLC	MVP Houston Preston Lot, LLC	DE	40%
MVP Real Estate Holdings, LLC	MVP Detroit Center Garage, LLC	DE	20%
Chapman Properties, LLC	White Front Garage Partners, LLC	TN	100%
MVP Acquisitions, LLC	Chapman Properties, LLC	TN	100%
Cleveland Lincoln Garage, LLC	Cleveland Lincoln Garage Owner, LLC	DE	100%
MVP St. Louis Broadway, LLC	St. Louis Broadway Group, LLC	DE	100%
MVP St. Louis Cerre, LLC	St. Louis Seventh & Cerre, LLC	DE	100%

SCHEDULE 5.13
 POOL PROPERTIES
735 – 749 N. 2ND STREET, 738, 744 AND 746 – 752 N. OLD WORLD 3RD STREET AND 215 W. WELLS STREET, MILWAUKEE, WISCONSIN
2522 MARSHA SHARP FREEWAY, LUBBOCK, TEXAS
342 N. RAMPART STREET, NEW ORLEANS, LOUISIANA

SCHEDULE SG
 SUBSIDIARY GUARANTORS
MVP Milwaukee Wells LLC, a Nevada limited liability company
MVP Raider Park Garage, LLC, a Delaware limited liability company
MVP Real Estate Holdings, LLC, a Nevada limited liability company
MVP Merger Sub, LLC, a Delaware limited liability company
MVP Acquisitions, LLC, a Delaware limited liability company
MVP New Orleans Rampart, LLC, a Delaware limited liability company